ANNUAL REPORT

                        YEAR ENDED OCTOBER 31, 1998

NEW CENTURY PORTFOLIOS



CONTENTS
------------------------------------------------------------------------------


PRESIDENT'S MESSAGE                                                       1


NEW CENTURY CAPITAL PORTFOLIO

     Portfolio of Investments
       October 31, 1998                                                   2
     Statement of Assets and Liabilities
       October 31, 1998                                                   3
     Statement of Operations
       Year ended October 31, 1998                                        4
     Statement of Changes in Net Assets
       Years ended October 31, 1998 and 1997                              5
     Financial Highlights
       Five years in the period ended October 31, 1998                    6


NEW CENTURY BALANCED PORTFOLIO

     Portfolio of Investments
       October 31, 1998                                                   7
     Statement of Assets and Liabilities
       October 31, 1998                                                   9
     Statement of Operations
       Year ended October 31, 1998                                       10
     Statement of Changes in Net Assets
       Years ended October 31, 1998 and 1997                             11
     Financial Highlights
       Five years in the period ended October 31, 1998                   12


NEW CENTURY CAPITAL AND BALANCED PORTFOLIOS

     Notes to Financial Statements                                       13
     Report of Independent Certified Public Accountants                  16




------------------------------------------------------------------------------

                            PRESIDENT'S MESSAGE


Dear Fellow Shareholders:

   I am pleased to present our Ninth Annual Report.

   During the 10-month period ended October 31, 1998, the financial markets exhibited dramatic volatility. The Standard & Poors 500 Composite Stock Price Index, which reflects the performance of the stocks of the largest domestic companies, reached a record high on July 17, 1998 only to plummet by 19% by the close of August 1998. The S&P then increased by 11% through the end of September, only to fall once again and retest its August low in early October. The S&P closed the period with an impressive rally of approximately 15% from its early October low. The Russell 2000 Index, which reflects the performance of stocks of smaller-capitalized domestic companies, was not immune to volatility. This Index reached its high on April 21, 1998 and then plummeted by more than 36% by early October.

   Volatility did not spare the fixed income sector. Over a three-day period in October, interest rates on long-term U.S. Treasury Bonds rose from 4.7% to 5.1%. The price of bonds, which moves in the opposite direction of interest rates, fell from approximately $113 to $106. This decline is equivalent to a drop of more than 500 points in the Dow Jones Industrial Average.

   During the third quarter alone, we faced a possible Presidential impeachment, continued weakness in the Japanese economy and financial turmoil in Asia, the bail-out of a major hedge fund, profit warnings from U.S. corporations, and the collapse of the Russian ruble.

   During this 10-month period of financial volatility, a disciplined long-term investment approach was crucial. Our investment discipline generated a 5.22% return in New Century Capital and a 4.51% return in New Century Balanced. The three-year Beta was .89 for the Capital Fund and .59 for the Balanced Fund. (Beta measures the risk of a fund relative to the variability of an index, in this case, the Standard & Poors 500. A fund with a beta less than 1.0 would be expected to decrease less than the Index during a declining market and to increase less than the Index during a rising market.)

   As we look forward to the next six months, our goal is to balance each fund's investment allocation among the sectors that are exhibiting the best risk-adjusted return. Within each sector, our goal is to continue to invest in the mutual funds that are exhibiting superior risk-adjusted performance. Although we can not predict future performance, we are confident that our disciplined investment approach will provide a risk-adjusted performance consistent with each fund's objectives.

   Sincerely,



   Wayne M. Grzecki
   President



         Average Annual Total Return For The Period Ended 10/31/98

                            1 Year      5 Years     Since Inception (1/31/89)

   New Century Capital      7.97%       14.60%             12.74%

   New Century Balance      6.97%       11.02%             10.56%

   NEW CENTURY CAPITAL PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   October 31, 1998
------------------------------------------------------------------------------


   Issuer                                             Shares       Value

   INVESTMENT COMPANIES - 100.5%

   Aggressive Funds - 3.6%
   Oppenheimer Capital Appreciation                    86,561     $3,203,630
                                                                  ----------

   Growth and Income Funds - 40.8%
   Goldman Sachs Core U.S. Equity - A                 196,732     5,524,226
   Marsico Growth & Income                            466,481     5,616,429
   MFS Massachusetts Inv. - A                         354,573     6,786,521
   SEI Index S&P 500 Index - E                         91,625     3,170,208
   Vanguard Index 500                                 153,671     15,717,458
                                                                  ----------
                                                                  36,814,842
                                                                  ----------
   Growth Funds - 39.9%
   Janus                                              159,700     4,466,810
   Legg Mason Value Prime                             160,393     8,197,664
   Longleaf Partners                                      603       16,406
   MFS Research - A                                   249,935     5,671,031
   Oak Value                                           21,210      509,676
   Performance Large Cap Equity Institutional         138,429     3,503,646
   Vanguard Index Growth                              277,605     7,692,428
   Vanguard U.S. Growth                               171,485     5,911,072
                                                                  ---------
                                                                  35,968,733
                                                                  ----------
   Small Company Funds - 4.9%
   Eclipse Equity                                     124,080     1,652,748
   Mutual Discovery - Z                                 1,275       21,795
   Nicholas II                                         76,274     2,780,190
   State Street Research Aurora                           500        7,825
                                                                  --------
                                                                  4,462,558
                                                                  ---------
   Government Treasury Bonds - 11.3%
   American Century Benham Target Maturities 2010     168,013     10,144,645
                                                                  ----------


   Total investment companies
    (Cost $82,382,055)                      100.5 %               90,594,408
   Liabilities in excess of assets            (.5)%                 (430,056)


     Net assets                             100.0 %              $90,164,352
                                           ========              ===========


Cost for federal income tax at October 31, 1998 was $82,382,055 and net unrealized appreciation consisted of:

     Gross unrealized appreciation                                $9,185,557
     Gross unrealized depreciation                                  (973,204)
                                                                  ----------
     Net unrealized appreciation                                  $8,212,353
                                                                  ==========

------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY CAPITAL PORTFOLIO
   STATEMENT OF ASSETS AND LIABILITIES
   October 31, 1998
------------------------------------------------------------------------------


   ASSETS
     Investments, at value (Cost $82,382,055) (Note 1A)            $90,594,408
     Interest receivable                                                 1,532
                                                                      --------
         Total assets                                               90,595,940


   LIABILITIES
     Cash overdraft                                                    291,234
     Payable for
       Investment advisory fee                                          71,785
       Administrative fee                                                5,650
     Accrued expenses                                                   62,919
                                                                       -------
          Total liabilities                                            431,588

   NET ASSETS
     (applicable to 6,307,013 outstanding
      shares; unlimited number of shares
      of beneficial interest
      authorized, $.01 par value.                                  $90,164,352
                                                                   ===========

   Net   asset   value,
    offering   price  and   redemption
    price  per  share ($90,164,352/6,307,013
    shares of beneficial interest outstanding)                         $14.30
                                                                       ======
   Net assets consist of:
     Undistributed net realized gain on investments                $9,401,130
     Unrealized appreciation of investments                         8,212,353
     Paid-in capital                                               72,550,869
                                                                   ----------
       Total net assets                                            $90,164,352
                                                                   ===========




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY CAPITAL PORTFOLIO
   STATEMENT OF OPERATIONS
   Year ended October 31, 1998
------------------------------------------------------------------------------


   NET INVESTMENT LOSS
     Income
       Inter                                                     $   5,459
       Dividends                                                   670,387
                                                                  --------
         Total investment income                                   675,846

     Expenses
       Distribution costs (Note 3)                                 151,900
       Investment advisory fees (Note 2)                           875,355
       Transfer agent fees                                          32,653
       Legal and audit fees                                         41,531
       Custody and accounting fees                                  66,041
       Registration and filing fees                                  7,388
       Administration fee (Note 2)                                  68,180
       Trustees' fees                                                5,959
       Other                                                         8,262
                                                                  --------
         Total expenses                                           1,257,269
                                                                  --------
            Net investment loss                                    (581,423)

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on investments                             5,919,837

     Capital gain distributions from
     regulated  investment  companies                             5,157,916

     Net unrealized  depreciation  of
     investments during the year                                 (4,543,009)
                                                                 ----------
        Net realized and unrealized gain on investments           6,534,744
                                                                  ---------

        Net increase in net assets resulting from
         operations                                              $5,953,321
                                                                 ==========




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY CAPITAL PORTFOLIO

   STATEMENT OF CHANGES IN NET ASSETS

   Years ended October 31,
------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS
                                                      1998          1997
                                                      ----          ----
   OPERATIONS
     Net investment loss                            $(581,423)    $(534,442)
     Net realized gain on investments               5,919,837     3,495,771
     Capital gain distributions from regulated
       investment companies                         5,157,916     4,265,671
     Net unrealized appreciation (depreciation)
       of investments                              (4,543,009)    9,418,790
                                                    ----------    ---------
       Net increase in net assets
        resulting from operations                   5,953,321    16,645,790

   DISTRIBUTIONS TO SHAREHOLDERS
     Realized gains on investments
       ($1.46 and $2.03 per share, respectively)   (7,850,147)   (9,266,183)

   CAPITAL SHARE TRANSACTIONS
     Increase in net assets from capital
      share transactions (a)                       13,669,847     8,270,367
                                                    ----------    ---------
         TOTAL INCREASE IN NET ASSETS              11,773,021    15,649,974

   NET ASSETS
     Beginning of period                           78,391,331    62,741,357
                                                    ----------    ----------

     End of period                                $90,164,352   $78,391,331
                                                   ===========   ===========




   (a) Summary of capital share transactions is as follows:

                                          1998                   1997
                             --------------------------------------------------
                                 Shares      Value       Shares         Value

   Shares sold                  943,259   $13,807,429    426,511     $5,744,452
   Shares issued on
     reinvestment
     of distributions           541,907     7,364,519    757,190      8,965,128
                                -------     ---------    -------      ---------
                              1,485,166    21,171,948  1,183,701     14,709,580
   Shares redeemed             (523,418)   (7,502,101)  (481,607)    (6,439,213)
                               --------    ----------   --------     ----------
     Net increase               961,748 $  13,669,847    702,094    $ 8,270,367
                              ==========   ===========  ========    ===========




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY CAPITAL PORTFOLIO
   FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------


   (For a Share Outstanding Throughout each Period)

                                                       Years ended October 31,


                                         1998     1997    1996    1995    1994
                                       -------- -------- ------- ------- ------

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning
  of period                            $14.67   $13.51  $13.12   $12.31  $12.74
                                        -----    -----   -----   ------  ------

 Income (loss) from
  investment operations

    Net investment loss                 (0.09)  (0.10)  (0.09)   (0.06)   (0.08)
    Net gain on securities
    (both realized
     and unrealized)                     1.18    3.29    1.90     2.16     0.64
                                         ----    ----   -----     ----     ----
 Total from investment operations        1.09    3.19    1.81     2.10     0.56
                                         ----    ----   -----     ----     ----

 Less distributions

  Distributions from capital gains      (1.46)  (2.03)  (1.42)   (1.29)   (0.99)

 Net asset value, end of period        $14.30  $14.67  $13.51   $13.12   $12.31
                                       ======  ======  ======   ======   ======

 TOTAL RETURN                            7.97%  27.22%  14.91%   19.60%    4.70%

   RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year          $90,164 $78,391 $62,741  $50,889  $37,968
     Ratio of expenses to
       average net assets                1.44%   1.43%   1.47%    1.61%    1.60%
     Ratio of net investment loss to
       average net assets               -0.67%  -0.76%  -0.69%   -0.52%   -0.68%

     Portfolio turnover                   102%     93%    214%     206%     107%




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   October 31, 1998
------------------------------------------------------------------------------


   Issuer                                              Shares      Value

   INVESTMENT COMPANIES - 99.9%

   Growth and Income Funds - 32.0%
   Firstar Growth & Income                             16,927     $751,734
   Mutual Shares - Z                                      652       12,900
   Goldman Sachs Core U.S. Equity - A                  50,541     1,416,675
   Lexington Corporate Leaders                        111,761     1,686,477
   Lexington Growth & Income                           31,258      670,177
   Marsico Growth & Income                            120,168     1,446,818
   MFS Massachusetts Inv. - A                         209,116     4,002,485
   SEI Index S&P 500 Index - E                         51,118     1,768,686
   Vanguard Index 500                                  60,901     6,229,004
                                                                  ---------
                                                                  17,984,956

   Growth Funds - 18.9%
   Legg Mason Value Prime                              45,314     2,316,000
   Longleaf Partners                                      603       16,406
   MFS Research - A                                    89,427     2,029,099
   Oak Value                                           38,024      913,715
   Vanguard Index Growth                               82,015     2,272,631
   Vanguard U.S. Growth                                88,864     3,063,134
                                                                  ---------
                                                                  10,610,985

   Small Company Funds - 5.7%
   Eclipse Equity                                      55,721      742,204
   Nicholas II                                         53,285     1,942,256
   Safeco Growth                                       25,338      535,895
                                                                  --------
                                                                  3,220,355

   Convertible Security Funds - 2.3%
   MainStay Convertible - A                               405        5,228
   Pacific Horizon Capital Income - A                  54,169      859,668
   Victory Convertible Securities                      33,319      407,157
                                                                  --------
                                                                  1,272,053

   General Corporate Bond Funds - 3.3%
   Strong Corporate Bond                              158,500     1,757,767
   Vanguard Fixed Income Long Term Corporate           11,682      108,175
                                                                  --------
                                                                  1,865,942




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO
   PORTFOLIO OF INVESTMENTS - (Continued)
   October 31, 1998
------------------------------------------------------------------------------


   Issuer                                             Shares      Value

   Government Treasury Bond Funds - 14.0%
   American Century Benham Target Maturities 2015      21,524     1,037,882
   American Century Benham Target Maturities 2005      30,555     2,324,630
   American Century Benham Target Maturities 2010      49,565     2,992,717
   Vanguard Fixed Income Intermediate Term U.S.       136,863     1,538,341
                                                                  ---------
                                                                  7,893,570

   High Quality Bond Funds - 3.9%
   Dodge & Cox Income                                 109,384     1,337,763
   Scudder Income                                      61,463      829,752
                                                                  --------
                                                                  2,167,515

   High Yield Bond Funds - 8.7%
   MainStay High Yield Corporate Bond                 381,901     2,795,519
   Northeast Investors                                199,021     2,057,874
                                                                  ---------
                                                                  4,853,393

   Worldwide Bond Funds - 11.1%
   PIMCO Foreign Institutional                        266,975     2,869,986
   PIMCO Global Institutional                         333,334     3,376,672
                                                                  ---------
                                                                  6,246,658

Total investment companies
 (Cost $52,685,200)                       99.9%                  56,115,427
Cash and other assets
 in excess of liabilities                  0.1%                      75,007
                                         ------                 -----------
   Net assets                            100.0%                 $56,190,434
                                         ======                 ===========


   Cost for  federal  income tax at
    October 31,  1998 was $52,685,200
    and net unrealized appreciation
    consisted of:

     Gross unrealized appreciation                               $4,833,836
     Gross unrealized depreciation                               (1,403,609)
                                                                 ----------
     Net unrealized appreciation                                 $3,430,227
                                                                 ==========




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO
   STATEMENT OF ASSETS AND LIABILITIES
   October 31, 1998
------------------------------------------------------------------------------


   ASSETS
     Investments, at value (Cost $52,685,200) (Note 1A)            $56,115,427
     Cash                                                              115,107
     Receivables for
       Dividends and interest                                           41,200
                                                                   -----------
        Total assets                                                56,271,734


   LIABILITIES
     Payable for
       Investment advisory fee                                          45,809
       Administrative fee                                                3,450
       Capital stock redeemed                                           17,273
     Accrued expenses                                                   14,768
                                                                    ----------
        Total liabilities                                               81,300

   NET ASSETS
     (applicable to 4,379,081
      outstanding shares; unlimited number
      of shares of beneficial interest
      authorized, $.01 par value.                                  $56,190,434
                                                                   ===========

   Net asset value,  offering price and
   redemption price  per  share
   ($56,190,434/4,379,081 shares
    of beneficial interest outstanding)                                 $12.83
                                                                        ======

   Net assets consist of:
     Undistributed net realized gain on investments                 $4,357,760
     Unrealized appreciation of investments                          3,430,227
     Paid-in capital                                                48,402,447
                                                                    ----------
       Total net assets                                            $56,190,434
                                                                   ===========



------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO
   STATEMENT OF OPERATIONS
   Year ended October 31, 1998
------------------------------------------------------------------------------


   NET INVESTMENT INCOME
     Income
       Interest                                                   $   2,127
       Dividends                                                  1,580,613
                                                                  ---------
         Total investment income                                  1,582,740

     Expenses
       Distribution costs (Note 3)                                   87,095
       Investment advisory fees (Note 2)                            533,425
       Transfer agent fees                                           31,629
       Legal and audit fees                                          18,939
       Custody and accounting fees                                   54,922
       Registration and filing fees                                   4,684
       Administration fee (Note 2)                                   41,385
       Trustees' fees                                                 3,041
       Other                                                          2,759
                                                                   --------
         Total expenses                                             777,879
                                                                   --------
          Net investment income                                     804,861
                                                                   --------

   REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                             2,740,780

     Capital gain distributions from
     regulated  investment  companies                             2,252,579

     Net unrealized  depreciation  of
     investments during the year                                 (2,511,268)
                                                                -----------
     Net realized and unrealized gain on investments              2,482,091
                                                                -----------


       Net increase in net assets resulting
        from operations                                          $3,286,952
                                                                ===========



------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO
   STATEMENT OF CHANGES IN NET ASSETS
   Years ended October 31,
------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS
                                                        1998          1997
                                                        ----          ----
   OPERATIONS
     Net investment income                            $804,861      $718,507
     Net realized gain on investments                2,740,780       999,388
     Capital gain distributions from regulated
       investment companies                          2,252,579     2,526,932
     Net unrealized appreciation
     (depreciation) of investments                  (2,511,268)    3,903,156
                                                    ----------     ---------
     Net increase in net assets
      resulting from operations                      3,286,952     8,147,983

   DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
       ($0.21 and $0.21 per share, respectively)      (804,861)     (718,507)
     Realized gains on investments
       ($1.06 and $0.99 per share, respectively)    (3,906,114)   (3,340,142)

   CAPITAL SHARE TRANSACTIONS
     Increase in net assets
      from capital share transactions (a)            8,721,229     4,381,059
                                                    ----------    ----------
         TOTAL INCREASE IN NET ASSETS                7,297,206     8,470,393
                                                    ==========    ==========
   NET ASSETS
     Beginning of period                            48,893,228    40,422,835
                                                    ----------    ----------

     End of period                                 $56,190,434   $48,893,228
                                                   ===========   ===========




   (a) Summary of capital share transactions is as follows:

                                      1998                      1997
                              ----------------------------------------------
                              Shares         Value        Shares       Value

   Shares sold                689,907     $8,996,626      446,249  $ 5,543,984
   Shares issued on
    reinvestment of
    distributions             342,996      4,273,243      330,831    3,867,560
                              -------      ---------      -------    ---------
                            1,032,903     13,269,869      777,080    9,411,544

   Shares redeemed           (348,325)    (4,548,640)    (392,858)  (5,030,485)
                             --------     ----------     --------   ----------
     Net increase             684,578    $ 8,721,229      384,222  $ 4,381,059
                             ========    ===========     ========  ===========




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY BALANCED PORTFOLIO

   FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------

   (For a Share Outstanding Throughout each Period)

                                                   Years ended October 31,
                                       1998    1997     1996    1995    1994
                                      ------   -----   ------   -----   -----

PER SHARE OPERATING PERFORMANCE
 Net asset value,
  beginning of $eriod                 $13.23  $12.21   $11.82  $11.22  $11.94
                                      ------   -----    -----  ------  ------

 Income from investment operations
  Net investment income                 0.21    0.21     0.18    0.24    0.20
  Net gain (loss) on securities
   (both realized and unrealized)       0.66    2.01     1.30    1.28   (0.05)
                                        ----    ----    -----    ----    -----
  Total from investment operations      0.87    2.22     1.48    1.52    0.15
                                        ----    ----    -----    ----    -----

 Less distributions

  Dividends from net
    investment income                 ( 0.21)  (0.21)   (0.18)  (0.24)  (0.19)
  Distributions from
    capital gains                      (1.06)  (0.99)   (0.91)  (0.68)  (0.68)
                                      ------   ------   ------  ------  ------
     Total distributions               (1.27)  (1.20)   (1.09)  (0.92)  (0.87)
                                      ------   ------   ------  ------  ------

     Net asset value,
      end of period                   $12.83  $13.23   $12.21  $11.82  $11.22
                                      ======  ======   ======  ======  ======

   TOTAL RETURN                         6.97%  19.64%   13.24%  14.93%   1.26%

   RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year         $56,190 $48,893  $40,423 $30,124 $23,803

     Ratio of expenses to
       average net assets              1.46%   1.41%    1.61%   1.72%    1.73%

     Ratio of net investment
       income to average
       net assets                      1.51%   1.58%    1.45%   2.14%    1.57%

     Portfolio turnover                  59%     80%     172%    191%     130%




------------------------------------------------------------------------------

   See notes to financial statements

   NEW CENTURY PORTFOLIOS

   NOTES TO FINANCIAL STATEMENTS

   October 31, 1998
------------------------------------------------------------------------------


   (1) SIGNIFICANT ACCOUNTING POLICIES

    New Century Portfolios ("New Century", formerly Weston Portfolios) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently offers shares of two series: New Century Capital Portfolio and New Century Balanced Portfolio (formerly New Century I Portfolio) (together, "the Portfolios"). The investment objective of the New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign). The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign). The price of shares of these Portfolios fluctuates daily and there are no assurances that the Portfolios will be successful in achieving their stated investment objectives. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

    A. INVESTMENT VALUATION
       Investments, representing primarily capital stock of other open-end investment companies, are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

    B. FEDERAL INCOME TAXES
       It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax to the Portfolios. Therefore, no federal income or excise tax provision is required.

    C. INVESTMENT TRANSACTIONS
       Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined using the first-in, first-out method.

    D. INCOME RECOGNITION
       Interest is accrued on portfolio investments daily. Dividend income is recorded on the ex-dividend date.

    E. COST OF OPERATIONS
       The Portfolios bear all costs of their operations other than expenses specifically assumed by the Advisor. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among each Portfolio in relation to the net assets of each Portfolio.

    F. USE OF ESTIMATES
       In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.




------------------------------------------------------------------------------

   NEW CENTURY PORTFOLIOS

   October 31, 1998
------------------------------------------------------------------------------


   (2) INVESTMENT ADVISORY FEE, ADMINISTRATIVE AGREEMENT AND TRUSTEES' FEE

    Fees paid by the Portfolios pursuant to a contract (the "Investment Advisory Agreement") with Weston Financial Group, Inc. (the "Advisor") are computed daily and paid monthly at an annualized rate of 1% on the first $100 million of average daily assets and .75% of net assets exceeding that amount. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the two series.

    Fees paid by the Portfolio pursuant to a contract (the "Administration Agreement") with the Advisor to administer the ordinary course of the Portfolios' business are paid monthly from a detail of actual expenses incurred in the overseeing of the Portfolios' affairs. All expenses incurred overseeing the Portfolios' affairs are reimbursed monthly.

    The Portfolios pay each Trustee who is not affiliated with the Advisor $3,000 annually.


   (3) DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have adopted a Distribution Plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12(b)-1 thereunder. Under the plan, each Portfolio may pay up to .25% of its average daily net assets to Weston Securities Corporation (the "Distributor") for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees").

    During the year ended October 31, 1998, the Distributor received sales commissions and other compensation of $56,576 and $38,766 in connection with the purchase of investment company shares by New Century Capital Portfolio and New Century Balanced Portfolio, respectively. Weston Securities Corp. has voluntarily agreed to waive payments made by each Portfolio pursuant to the distribution plans in amounts equal to the sales commissions and other compensation.

    Certain officers and trustees are also officers and/or directors of the Advisor and the Distributor.


   (4) INVESTMENT TRANSACTIONS

    For the year ended October 31, 1998, the cost of purchases and the proceeds from sales of securities other than short-term notes were as follows:


                                             Purchases           Sales

      New Century Capital Portfolio         $99,263,222       $88,289,211
      New Century Balanced Portfolio        $38,288,357       $31,266,792




------------------------------------------------------------------------------

            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



   To the Shareholders and Board of Trustees
   New Century Portfolios
   Wellesley, Massachusetts


   We have audited the statements of assets and liabilities of New Century Portfolios (formerly Weston Portfolios, comprising, respectively, the New Century Capital Portfolio and the New Century Balanced Portfolio, formerly the New Century I Portfolio), including the portfolios of investments, as of October 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 were audited by other auditors whose report dated November 22, 1996, expressed an unqualified opinion on the financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
   We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Portfolios as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.






                                        BRIGGS, BUNTING & DOUGHERTY, LLP


   Philadelphia, Pennsylvania
   November 25, 1998

   This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fee expense and other pertinent information.